                                                                      EXHIBIT 4G

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

This Endorsement amends the Certificate to which it is attached so that it may qualify as an Individual Retirement Annuity (IRA) under Section 408(b) of the Internal Revenue Code (Code) and the Regulations under that Section. The endorsement may be amended from time to time to comply with changes in the Internal Revenue Code. The Participant has the right to refuse to accept any such amendment; however, we shall not be held liable for any tax consequences incurred by the Participant as a result of such refusal. In the case of a conflict with any provision in the Certificate, the provisions of this Endorsement will control. The effective date of this Endorsement is the Certificate Date shown on the Certificate Data Page. The Certificate is amended as follows:

1. The Participant, Annuitant and Payee shall be the same individual. The Participant, Annuitant and Payee cannot be changed, except as otherwise permitted under the IRC and applicable regulations. All distributions made while the Participant is alive must be made to the Participant.

2. The interest of the Participant under this Certificate shall be nonforfeitable except as provided by law.

3. The Certificate may not be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, or otherwise transferred (other than a transfer incident to a divorce or separation instrument in accordance with Section 408(d)(6) of the Code) to any person other than to the Company.

4. This Certificate is established for the exclusive benefit of the Participant and his or her Beneficiary(ies).

5. Except in the case of a rollover contribution (as permitted by Code Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3)), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP) as described in Code Section 408(k), or a nontaxable transfer from an individual retirement account under 408(a) of the Code or another IRA under
     Section 408(b) of the Code, contributions shall not exceed $2,000 for any taxable year. All contributions must be in cash.

     Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

     No contribution will be accepted under a SIMPLE IRA plan established by any employer pursuant to Code section 408(p). No transfer or rollover of funds attributable to contributions made by a particular employer under its SIMPLE IRA plan will be accepted from a SIMPLE IRA, that is, an IRA used in conjunction with a SIMPLE IRA plan, prior to the expiration of the 2-year period beginning on the date the individual first participated in that employer's SIMPLE IRA plan.

6. Unless otherwise permitted under applicable law, the Participant's entire interest in the Certificate shall be distributed no later than the "required beginning date," or commence to be distributed beginning no later than the "required beginning date," over

     (a) the life of the Participant, or the lives of the Participant and his or her designated Beneficiary (within the meaning of section 401(a) of the Code), or

     (b) a period certain not extending beyond the life expectancy of the Participant, or the joint and last survivor expectancy of the Participant and his or her Beneficiary as required by law.

     As used in this Endorsement, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, or such later date provided by law.

     Payments must be made in periodic payments at intervals of no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of Section 1.401(a)(9)-1 of the Proposed Income Tax Regulations.

     If the Participant's interest is to be distributed over a period greater than one year, the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) will be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Code Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

     Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the Participant and shall apply to all subsequent years. The life expectancy of a non-spouse designated Beneficiary may not be recalculated. Instead, life expectancy will be calculated using the attained age of such designated Beneficiary during the calendar year in which the Participant attains age 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated. Life expectancy for distributions under an Annuity Payment Option may not be recalculated.

7.   Unless otherwise permitted under applicable law, upon the death of the
     Participant:

     (a) if the Participant dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments or

          Income Payments, whichever term is applicable), the remaining portion of the Participant's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Participant's death;

     (b) if the Participant dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest will be distributed by December 31 of the calendar year which contains the fifth anniversary of the Participant's death except that:

          (1) if the interest is payable to an individual who is the Participant's designated Beneficiary, the designated Beneficiary may elect to receive the entire interest over the life of the designated Beneficiary or over a period not extending beyond the life expectancy of the designated Beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

          (2) if the designated Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died or (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions begin, the limitations of this paragraph 7 (without regard to this paragraph
               (b)) will be applied as if the surviving spouse were the Participant.

               An irrevocable election of the method of distribution by a designated Beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Participant's death or the date distributions are required to begin pursuant to this paragraph (b).

          (3) if the designated Beneficiary is the Participant's surviving spouse, the spouse may irrevocably elect to treat the Certificate as his or her own IRA. This election will be deemed to have been made if such surviving spouse, subject to the requirements of
               Section 5 of this Endorsement, (i) makes a regular IRA contribution to the Certificate, (ii) makes a rollover to or from the Certificate, or (iii) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions of this paragraph (b).

          An irrevocable election of the method of distribution by a designated Beneficiary who is not the surviving spouse must be made no later than December 31 of the calendar year immediately following the calendar year in which the Participant died. If no such election is made, the entire interest will be distributed by

          December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. For purposes of distributions beginning after the Participant's death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the surviving spouse and shall apply to all subsequent years. In the case of any other designated Beneficiary, life expectancies shall be calculated using the attained age of such designated Beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated. Life expectancy for distributions under an Annuity Payment Option in the Certificate may not be recalculated.

     Distributions under this section are considered to have begun if distributions are made on account of the Participant reaching his or her required beginning date or if prior to the required beginning date distributions irrevocably commence over a period permitted and in an annuity form acceptable under Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

8. The Company shall furnish annual calendar year reports concerning the status of the Certificate.

The following provisions entitled MISSTATEMENT OF AGE, PROOF OF AGE AND SURVIVAL and the table of Annuity Payment Options apply to Simplified Employee Pension
(SEP) contracts only:

9. The MISSTATEMENT OF AGE OR SEX section of the Certificate is deleted and replaced by the following section entitled MISSTATEMENT OF AGE.

     MISSTATEMENT OF AGE
     If the Age of any Annuitant has been misstated, future annuity payments will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios ("Subaccounts") will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

10. The PROOF OF AGE, SEX OR SURVIVAL section of the Certificate is deleted and replaced by the following section entitled PROOF OF AGE AND SURVIVAL.

     PROOF OF AGE AND SURVIVAL. We may require satisfactory proof of correct age at anytime. If any payment under this Certificate depends on the Annuitant being alive, we may require satisfactory proof of survival.

11. Except to the extent Treasury regulations allow us to offer additional Annuity Payment Options that are acceptable to us, only Annuity Payment Options 1 and 1v, 2 and 2v, 3 and 3v, 4 and 4v, 5 and 5v shall be offered unless we consent to the use of an additional option. Under Annuity Payment Options 2 and 2v, and 3 and 3v, the designated second person must be either the Participant's spouse or an individual who is not more than 10 years younger than the Participant. Annuity Payment Options 3 and 3v are not available to a Participant and the designated second person where the life expectancy of the Participant and such person is less than 10 years. Also, Annuity Payment Options 4 and 4v are not available to a Participant where the Participant's life expectancy is less than 10 years, and Annuity Payment Options 5 and 5v are not available to a Participant where the Participant's life expectancy is less than 5 years.

     Any additional Annuity Payment Option under the Certificate must meet the requirements of section 408(b) of the Code and applicable regulations. The provisions of this Endorsement reflecting the requirements of Code Sections 401(a)(9) and 408(b) override any additional Annuity Payment Option inconsistent with such requirements.

     If a guaranteed or specified period of payments is chosen under an Annuity Payment Option, the length of the period must not exceed the shorter of (1) the Participant's life expectancy, or if a designated second person is named, the joint and last survivor expectancy of the Participant and the designated second person, and (2) the applicable maximum period under
     Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

12. If you return the Certificate within 10 days after the Certificate Date, the Company will refund the amount of your Purchase Payments, without adjustment for such items as sales commissions, administrative expenses, and fluctuation in market value for the Valuation Period in which the Certificate is received. We reserve the right to allocate your Purchase Payment(s) to the Cash Management Subaccount until the end of the 10 day period. Thereafter, allocations will be made as shown on the Certificate Data Page.

13. The provisions of this Endorsement are intended to comply with the requirements of the Code and applicable regulations for IRAs under Section 408(b) of the Code. The Company reserves the right to amend the Certificate and this Endorsement from time to time, without the Participant's consent, when such amendment is necessary to assure continued qualification of the Certificate as an IRA under Section 408(b) of the Code (and any successor provision) as in effect from time to time. The Participant has the right to refuse to accept any such amendment; however, we shall not be held liable for any tax consequences incurred by the Participant as a result of such refusal.

14. The tables in the Annuity Payment Options section are deleted and replaced by the following:

                       FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION
The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

            OPTIONS 1 & 4 - TABLE OF MONTHLY INSTALLMENTS PER $1,000. (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)


                               OPTION 1                     OPTION 4                     OPTION 4
                                                          LIFE ANNUITY                 LIFE ANNUITY
       AGE OF                                           (W/120 PAYMENTS               (W/240 PAYMENTS
      ANNUITANT              LIFE ANNUITY                 GUARANTEED)                   GUARANTEED)
         55                      4.04                         4.00                         3.90
         56                      4.11                         4.08                         3.96
         57                      4.19                         4.15                         4.02
         58                      4.28                         4.23                         4.09
         59                      4.37                         4.32                         4.15
         60                      4.47                         4.41                         4.22
         61                      4.57                         4.50                         4.29
         62                      4.68                         4.61                         4.36
         63                      4.80                         4.71                         4.43
         64                      4.93                         4.82                         4.50
         65                      5.07                         4.94                         4.57
         66                      5.21                         5.07                         4.64
         67                      5.37                         5.20                         4.72
         68                      5.53                         5.34                         4.79
         69                      5.71                         5.48                         4.86
         70                      5.90                         5.63                         4.92
         71                      6.11                         5.79                         4.99
         72                      6.33                         5.95                         5.05
         73                      6.57                         6.13                         5.11
         74                      6.82                         6.30                         5.16
         75                      7.10                         6.48                         5.21
         76                      7.39                         6.67                         5.26
         77                      7.71                         6.86                         5.30
         78                      8.05                         7.05                         5.34
         79                      8.42                         7.24                         5.37
         80                      8.81                         7.44                         5.40
         81                      9.24                         7.63                         5.42
         82                      9.70                         7.82                         5.44
         83                     10.19                         8.00                         5.46
         84                     10.72                         8.17                         5.47
         85                     11.29                         8.34                         5.49


              OPTION 2 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
                       JOINT & 100% SURVIVOR LIFE ANNUITY


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.54           3.66          3.77          3.85          3.92          3.97          4.00
      60             3.66           3.83          3.99          4.14          4.25          4.34          4.39
      65             3.77           3.99          4.23          4.45          4.65          4.80          4.91
      70             3.85           4.14          4.45          4.78          5.10          5.37          5.57
      75             3.92           4.25          4.65          5.10          5.57          6.02          6.40
      80             3.97           4.34          4.80          5.37          6.02          6.70          7.35
      85             4.00           4.39          4.91          5.57          6.40          7.35          8.35


              OPTION 3 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/120 PAYMENTS GUARANTEED)


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.54           3.66          3.76          3.85          3.91          3.96          3.98
      60             3.66           3.83          3.99          4.13          4.24          4.32          4.37
      65             3.76           3.99          4.22          4.44          4.63          4.77          4.86
      70             3.85           4.13          4.44          4.76          5.06          5.31          5.47
      75             3.91           4.24          4.63          5.06          5.50          5.89          6.18
      80             3.96           4.32          4.77          5.31          5.89          6.46          6.92
      85             3.98           4.37          4.86          5.47          6.18          6.92          7.55



              OPTION 3 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
    (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/240 PAYMENTS GUARANTEED)


      AGE OF
    ANNUITANT                                        AGE OF ANNUITANT
    ---------                                        ----------------
                     55            60            65             70            75           80           85
        55          3.53           3.65          3.75            3.82          3.87         3.89         3.90
        60          3.65           3.81          3.96            4.07          4.15         4.20         4.21
        65          3.75           3.96          4.16            4.34          4.46         4.53         4.56
        70          3.82           4.07          4.34            4.58          4.76         4.86         4.91
        75          3.87           4.15          4.46            4.76          4.99         5.13         5.20
        80          3.89           4.20          4.53            4.86          5.13         5.30         5.38
        85          3.90           4.21          4.56            4.91          5.20         5.38         5.46



              OPTION 5 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
                       FIXED PAYMENT FOR SPECIFIED PERIOD


      NUMBER            MONTHLY        NUMBER        MONTHLY       NUMBER       MONTHLY      NUMBER       MONTHLY
     OF YEARS           PAYMENT       OF YEARS       PAYMENT      OF YEARS      PAYMENT     OF YEARS      PAYMENT
     --------           -------       --------       -------      --------      -------     --------      -------
                                         10           9.61           17          6.23          24           4.84
                                         11           8.86           18          5.96          25           4.71
        5                17.91           12           8.24           19          5.73          26           4.59
        6                15.14           13           7.71           20          5.51          27           4.47
        7                13.16           14           7.26           21          5.32          28           4.37
        8                11.68           15           6.87           22          5.15          29           4.27
        9                10.53           16           6.53           23          4.99          30           4.18


                     VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION
The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

           OPTIONS 1V & 4V - TABLE OF MONTHLY INSTALLMENTS PER $1,000. (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)


                              OPTION 1V                    OPTION 4V                     OPTION 4V
                                                          LIFE ANNUITY                 LIFE ANNUITY
       AGE OF                                           (W/120 PAYMENTS               (W/240 PAYMENTS
      ANNUITANT              LIFE ANNUITY                 GUARANTEED)                   GUARANTEED)
         55                      4.33                         4.30                         4.19
         56                      4.41                         4.37                         4.25
         57                      4.49                         4.44                         4.31
         58                      4.57                         4.52                         4.37
         59                      4.66                         4.61                         4.43
         60                      4.76                         4.70                         4.50
         61                      4.86                         4.79                         4.56
         62                      4.98                         4.89                         4.63
         63                      5.09                         5.00                         4.70
         64                      5.22                         5.11                         4.77
         65                      5.36                         5.22                         4.84
         66                      5.50                         5.35                         4.91
         67                      5.66                         5.48                         4.98
         68                      5.83                         5.61                         5.05
         69                      6.00                         5.76                         5.12
         70                      6.20                         5.91                         5.18
         71                      6.40                         6.06                         5.25
         72                      6.62                         6.23                         5.31
         73                      6.86                         6.39                         5.36
         74                      7.12                         6.57                         5.42
         75                      7.39                         6.75                         5.46
         76                      7.69                         6.93                         5.51
         77                      8.01                         7.12                         5.55
         78                      8.35                         7.31                         5.58
         79                      8.72                         7.50                         5.62
         80                      9.11                         7.69                         5.64
         81                      9.54                         7.88                         5.67
         82                     10.00                         8.07                         5.69
         83                     10.50                         8.24                         5.70
         84                     11.03                         8.42                         5.72
         85                     11.60                         8.58                         5.73


              OPTION 2V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
                       JOINT & 100% SURVIVOR LIFE ANNUITY


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.83           3.95          4.05          4.14          4.21          4.26          4.29
      60             3.95           4.11          4.27          4.42          4.53          4.62          4.68
      65             4.05           4.27          4.50          4.73          4.92          5.08          5.19
      70             4.14           4.42          4.73          5.05          5.37          5.64          5.85
      75             4.21           4.53          4.92          5.37          5.84          6.29          6.67
      80             4.26           4.62          5.08          5.64          6.29          6.97          7.62
      85             4.29           4.68          5.19          5.85          6.67          7.62          8.61


              OPTION 3V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/120 PAYMENTS GUARANTEED)


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.83           3.95          4.05          4.14          4.20          4.25          4.27
      60             3.95           4.11          4.27          4.41          4.52          4.60          4.65
      65             4.05           4.27          4.50          4.72          4.91          5.05          5.14
      70             4.14           4.41          4.72          5.03          5.33          5.58          5.75
      75             4.20           4.52          4.91          5.33          5.77          6.16          6.45
      80             4.25           4.60          5.05          5.58          6.16          6.72          7.17
      85             4.27           4.65          5.14          5.75          6.45          7.17          7.80



              OPTION 3V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
    (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/240 PAYMENTS GUARANTEED)


      AGE OF
    ANNUITANT                                                 AGE OF ANNUITANT
    ---------                                                 ----------------
                             55            60             65           70           75           80           85
        55                  3.82          3.94           4.03          4.11         4.15         4.18      4.19
        60                  3.94          4.09           4.24          4.35         4.43         4.47      4.49
        65                  4.03          4.24           4.44          4.61         4.73         4.80      4.83
        70                  4.11          4.35           4.61          4.84         5.02         5.12      5.17
        75                  4.15          4.43           4.73          5.02         5.25         5.38      5.45
        80                  4.18          4.47           4.80          5.12         5.38         5.55      5.62
        85                  4.19          4.49           4.83          5.17         5.45         5.62      5.70

              OPTION 5V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
                         PAYMENTS FOR A SPECIFIED PERIOD


    NUMBER           MONTHLY        NUMBER        MONTHLY       NUMBER        MONTHLY       NUMBER        MONTHLY
   OF YEARS          PAYMENT       OF YEARS       PAYMENT      OF YEARS       PAYMENT      OF YEARS       PAYMENT
   --------          -------       --------       -------      --------       -------      --------       -------
                                      10            9.83          17           6.47           24           5.09
                                      11            9.09          18           6.20           25           4.96
       5              18.12           12            8.46          19           5.97           26           4.84
       6              15.35           13            7.94          20           5.75           27           4.73
       7              13.38           14            7.49          21           5.56           28           4.63
       8              11.90           15            7.10          22           5.39           29           4.53
       9              10.75           16            6.76          23           5.24           30           4.45


All other terms and conditions of the Certificate remain unchanged.


ANCHOR NATIONAL LIFE INSURANCE COMPANY



    /s/ CHRISTINE A. NIXON                  /s/ JAY S. WINTROB
------------------------------        ----------------------------------
      Christine A. Nixon                      Jay S. Wintrob
         Secretary                               President

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

This Endorsement amends the Contract to which it is attached so that it may qualify as an Individual Retirement Annuity (IRA) under Section 408(b) of the Internal Revenue Code (Code) and the Regulations under that Section. The endorsement may be amended from time to time to comply with changes in the Internal Revenue Code. The Owner has the right to refuse to accept any such amendment; however, we shall not be held liable for any tax consequences incurred by the Owner as a result of such refusal. In the case of a conflict with any provision in the Contract, the provisions of this Endorsement will control. The effective date of this Endorsement is the Contract Date shown on the Contract Data Page. The Contract is amended as follows:

1. The Owner, Annuitant and Payee shall be the same individual. The Owner, Annuitant and Payee cannot be changed, except as otherwise permitted under the IRC and applicable regulations. All distributions made while the Owner is alive must be made to the Owner.

2. The interest of the Owner under this Contract shall be nonforfeitable except as provided by law.

3. This Contract may not be sold, assigned, discounted, pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, or otherwise transferred (other than a transfer incident to a divorce or separation instrument in accordance with Section 408(d)(6) of the Code) to any person other than to the Company.

4. This Contract is established for the exclusive benefit of the Owner and his or her Beneficiary(ies).

5. Except in the case of a rollover contribution (as permitted by Code Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3)), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP) as described in Code Section 408(k), or a nontaxable transfer from an individual retirement account under 408(a) of the Code or another IRA under
     Section 408(b) of the Code, contributions shall not exceed $2,000 for any taxable year. All contributions must be in cash.

     Any refund of premiums (other than those attributable to excess contributions) will be applied, before the close of the calendar year following the year of the refund, toward the payment of future premiums or the purchase of additional benefits.

     No contribution will be accepted under a SIMPLE IRA plan established by any employer pursuant to Code section 408(p). No transfer or rollover of funds attributable to contributions made by a particular employer under its SIMPLE IRA plan will be accepted from a SIMPLE IRA, that is, an IRA used in conjunction with a SIMPLE IRA plan, prior to the expiration of the 2-year period beginning on the date the individual first participated in that employer's SIMPLE IRA plan.

6. Unless otherwise permitted under applicable law, the Owner's entire interest in the Contract shall be distributed no later than the "required beginning date," or commence to be distributed beginning no later than the "required beginning date," over

     (a) the life of the Owner, or the lives of the Owner and his or her designated Beneficiary (within the meaning of section 401(a) of the Code), or

     (b) a period certain not extending beyond the life expectancy of the Owner, or the joint and last survivor expectancy of the Owner and his or her Beneficiary as required by law.

     As used in this Endorsement, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2, or such later date provided by law.

     Payments must be made in periodic payments at intervals of no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of Section 1.401(a)(9)-1 of the Proposed Income Tax Regulations.

     If the Owner's interest is to be distributed over a period greater than one year, the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) will be made in accordance with the requirements of Code Section 401(a)(9), including the incidental death benefit requirements of Code Section 401(a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Code Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

     Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Owner by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the Owner and shall apply to all subsequent years. The life expectancy of a non-spouse designated Beneficiary may not be recalculated. Instead, life expectancy will be calculated using the attained age of such designated Beneficiary during the calendar year in which the Owner attains age 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated. Life expectancy for distributions under an Annuity Payment Option may not be recalculated.

7.   Unless otherwise permitted under applicable law, upon the death of the
     Owner:

     (a) if the Owner dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments or income payments, whichever term is applicable), the remaining portion of the Owner's interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Owner's death;

     (b) if the Owner dies before the required beginning date and an irrevocable annuity distribution has not begun, the entire interest will be distributed by December 31 of the calendar year which contains the fifth anniversary of the Owner's death except that:

          (1) if the interest is payable to an individual who is the Owner's designated Beneficiary, the designated Beneficiary may elect to receive the entire interest over the life of the designated Beneficiary or over a period not extending beyond the life expectancy of the designated Beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died; or

          (2) if the designated Beneficiary is the Owner's surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of (A) December 31 of the calendar year immediately following the calendar year in which the Owner died or (B) December 31 of the calendar year in which the Owner would have attained age 70 1/2. If the surviving spouse dies before distributions begin, the limitations of this paragraph 7 (without regard to this paragraph (b)) will be applied as if the surviving spouse were the Owner.

               An irrevocable election of the method of distribution by a designated Beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Owner's death or the date distributions are required to begin pursuant to this paragraph
               (b).

          (3) if the designated Beneficiary is the Owner's surviving spouse, the spouse may irrevocably elect to treat the Contract as his or her own IRA. This election will be deemed to have been made if such surviving spouse, subject to the requirements of Section 5 of this Endorsement, (i) makes a regular IRA contribution to the Contract, (ii) makes a rollover to or from the Contract, or (iii) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions of this paragraph
               (b).

               An irrevocable election of the method of distribution by a designated Beneficiary who is not the surviving spouse must be made no later than December 31 of the calendar year immediately following the calendar year in which the Owner died. If no such election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death.

     Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. For purposes of distributions beginning after the Owner's death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable by the surviving spouse and shall apply to all subsequent years. In the case of any other designated Beneficiary, life expectancies shall be calculated using the attained age of such designated Beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated. Life expectancy for distributions under an Annuity Payment Option in the Contract may not be recalculated.

     Distributions under this section are considered to have begun if distributions are made on account of the Owner reaching his or her required beginning date or if prior to the required beginning date distributions irrevocably commence over a period permitted and in an annuity form acceptable under Section 1.401(a)(9) of the Proposed Income Tax Regulations.

8. The Company shall furnish annual calendar year reports concerning the status of the Contract.

The following provisions entitled MISSTATEMENT OF AGE, PROOF OF AGE AND SURVIVAL and the table of Annuity Payment Options apply to Simplified Employee Pension
(SEP) contracts only:

9. The MISSTATEMENT OF AGE OR SEX section of the Contract is deleted and replaced by the following section entitled MISSTATEMENT OF AGE.

     MISSTATEMENT OF AGE
     If the Age of any Annuitant has been misstated, future annuity payments will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios ("Subaccounts") will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

10. The PROOF OF AGE, SEX OR SURVIVAL section of the Contract is deleted and replaced by the following section entitled PROOF OF AGE AND SURVIVAL.

     PROOF OF AGE AND SURVIVAL. We may require satisfactory proof of correct age at anytime. If any payment under this Contract depends on the Annuitant being alive, we may require satisfactory proof of survival.

11. Except to the extent Treasury regulations allow us to offer additional Annuity Payment Options that are acceptable to us, only Annuity Payment Options 1 and 1v, 2 and 2v, 3 and 3v, 4 and 4v, 5 and 5v shall be offered unless we consent to the use of an additional option. Under Annuity Payment Options 2 and 2v, and 3 and 3v, the designated second person must be either the Owner's spouse or an individual who is not more than 10 years younger than the Owner. Annuity Payment Options 3 and 3v are not available to an Owner and the designated second person where the life expectancy of the Owner and such person is less than 10 years. Also, Annuity Payment Options 4 and 4v are not available to an Owner where the Owner's life expectancy is less than 10 years, and Annuity Payment Options 5 and 5v are not available to an Owner where the Owner's life expectancy is less than 5 years.

     Any additional Annuity Payment Option under the Contract must meet the requirements of section 408(b) of the Code and applicable regulations. The provisions of this Endorsement reflecting the requirements of Code Sections 401(a)(9) and 408(b) override any additional Annuity Payment Option inconsistent with such requirements.

     If a guaranteed or specified period of payments is chosen under an Annuity Payment Option, the length of the period must not exceed the shorter of (1) the Owner's life expectancy, or if a designated second person is named, the joint and last survivor expectancy of the Owner and the designated second person, and (2) the applicable maximum period under Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

12. If you return the Contract within 10 days after the Contract Date, the Company will refund the amount of your Purchase Payments, without adjustment for such items as sales commissions, administrative expenses, and fluctuation in market value for the Valuation Period in which the Contract is received. We reserve the right to allocate your Purchase Payment(s) to the Cash Management Subaccount until the end of the 10 day period. Thereafter, allocations will be made as shown on the Contract Data Page.

13. The provisions of this Endorsement are intended to comply with the requirements of the Code and applicable regulations for IRAs under Section 408(b) of the Code. The Company reserves the right to amend the Contract and this Endorsement from time to time, without the Owner's consent, when such amendment is necessary to assure continued qualification of the Contract as an IRA under Section 408(b) of the Code (and any successor provision) as in effect from time to time. The Owner has the right to refuse to accept any such amendment; however, we shall not be held liable for any tax consequences incurred by the Owner as a result of such refusal.

14. The tables in the Annuity Payment Options section are deleted and replaced by the following:

                       FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION
The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

            OPTIONS 1 & 4 - TABLE OF MONTHLY INSTALLMENTS PER $1,000. (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)


                               OPTION 1                     OPTION 4                     OPTION 4
                                                          LIFE ANNUITY                 LIFE ANNUITY
       AGE OF                                           (W/120 PAYMENTS               (W/240 PAYMENTS
      ANNUITANT              LIFE ANNUITY                 GUARANTEED)                   GUARANTEED)
         55                      4.04                         4.00                         3.90
         56                      4.11                         4.08                         3.96
         57                      4.19                         4.15                         4.02
         58                      4.28                         4.23                         4.09
         59                      4.37                         4.32                         4.15
         60                      4.47                         4.41                         4.22
         61                      4.57                         4.50                         4.29
         62                      4.68                         4.61                         4.36
         63                      4.80                         4.71                         4.43
         64                      4.93                         4.82                         4.50
         65                      5.07                         4.94                         4.57
         66                      5.21                         5.07                         4.64
         67                      5.37                         5.20                         4.72
         68                      5.53                         5.34                         4.79
         69                      5.71                         5.48                         4.86
         70                      5.90                         5.63                         4.92
         71                      6.11                         5.79                         4.99
         72                      6.33                         5.95                         5.05
         73                      6.57                         6.13                         5.11
         74                      6.82                         6.30                         5.16
         75                      7.10                         6.48                         5.21
         76                      7.39                         6.67                         5.26
         77                      7.71                         6.86                         5.30
         78                      8.05                         7.05                         5.34
         79                      8.42                         7.24                         5.37
         80                      8.81                         7.44                         5.40
         81                      9.24                         7.63                         5.42
         82                      9.70                         7.82                         5.44
         83                     10.19                         8.00                         5.46
         84                     10.72                         8.17                         5.47
         85                     11.29                         8.34                         5.49



              OPTION 2 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
                       JOINT & 100% SURVIVOR LIFE ANNUITY


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.54           3.66          3.77          3.85          3.92          3.97          4.00
      60             3.66           3.83          3.99          4.14          4.25          4.34          4.39
      65             3.77           3.99          4.23          4.45          4.65          4.80          4.91
      70             3.85           4.14          4.45          4.78          5.10          5.37          5.57
      75             3.92           4.25          4.65          5.10          5.57          6.02          6.40
      80             3.97           4.34          4.80          5.37          6.02          6.70          7.35
      85             4.00           4.39          4.91          5.57          6.40          7.35          8.35



              OPTION 3 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/120 PAYMENTS GUARANTEED)


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.54           3.66          3.76          3.85          3.91          3.96          3.98
      60             3.66           3.83          3.99          4.13          4.24          4.32          4.37
      65             3.76           3.99          4.22          4.44          4.63          4.77          4.86
      70             3.85           4.13          4.44          4.76          5.06          5.31          5.47
      75             3.91           4.24          4.63          5.06          5.50          5.89          6.18
      80             3.96           4.32          4.77          5.31          5.89          6.46          6.92
      85             3.98           4.37          4.86          5.47          6.18          6.92          7.55



              OPTION 3 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
    (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/240 PAYMENTS GUARANTEED)

      AGE OF
    ANNUITANT                                                 AGE OF ANNUITANT
                         55             60            65          70            75           80           85
        55              3.53           3.65          3.75         3.82          3.87         3.89         3.90
        60              3.65           3.81          3.96         4.07          4.15         4.20         4.21
        65              3.75           3.96          4.16         4.34          4.46         4.53         4.56
        70              3.82           4.07          4.34         4.58          4.76         4.86         4.91
        75              3.87           4.15          4.46         4.76          4.99         5.13         5.20
        80              3.89           4.20          4.53         4.86          5.13         5.30         5.38
        85              3.90           4.21          4.56         4.91          5.20         5.38         5.46


              OPTION 5 - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
                       FIXED PAYMENT FOR SPECIFIED PERIOD


      NUMBER            MONTHLY        NUMBER        MONTHLY       NUMBER       MONTHLY      NUMBER       MONTHLY
     OF YEARS           PAYMENT       OF YEARS       PAYMENT      OF YEARS      PAYMENT     OF YEARS      PAYMENT
     --------           -------       --------       -------      --------      -------     --------      -------
                                         10           9.61           17          6.23          24           4.84
                                         11           8.86           18          5.96          25           4.71
        5                17.91           12           8.24           19          5.73          26           4.59
        6                15.14           13           7.71           20          5.51          27           4.47
        7                13.16           14           7.26           21          5.32          28           4.37
        8                11.68           15           6.87           22          5.15          29           4.27
        9                10.53           16           6.53           23          4.99          30           4.18



                     VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION
The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

           OPTIONS 1V & 4V - TABLE OF MONTHLY INSTALLMENTS PER $1,000. (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)



                              OPTION 1V                    OPTION 4V                     OPTION 4V
                                                          LIFE ANNUITY                 LIFE ANNUITY
       AGE OF                                           (W/120 PAYMENTS               (W/240 PAYMENTS
      ANNUITANT              LIFE ANNUITY                 GUARANTEED)                   GUARANTEED)
         55                      4.33                         4.30                         4.19
         56                      4.41                         4.37                         4.25
         57                      4.49                         4.44                         4.31
         58                      4.57                         4.52                         4.37
         59                      4.66                         4.61                         4.43
         60                      4.76                         4.70                         4.50
         61                      4.86                         4.79                         4.56
         62                      4.98                         4.89                         4.63
         63                      5.09                         5.00                         4.70
         64                      5.22                         5.11                         4.77
         65                      5.36                         5.22                         4.84
         66                      5.50                         5.35                         4.91
         67                      5.66                         5.48                         4.98
         68                      5.83                         5.61                         5.05
         69                      6.00                         5.76                         5.12
         70                      6.20                         5.91                         5.18
         71                      6.40                         6.06                         5.25
         72                      6.62                         6.23                         5.31
         73                      6.86                         6.39                         5.36
         74                      7.12                         6.57                         5.42
         75                      7.39                         6.75                         5.46
         76                      7.69                         6.93                         5.51
         77                      8.01                         7.12                         5.55
         78                      8.35                         7.31                         5.58
         79                      8.72                         7.50                         5.62
         80                      9.11                         7.69                         5.64
         81                      9.54                         7.88                         5.67
         82                     10.00                         8.07                         5.69
         83                     10.50                         8.24                         5.70
         84                     11.03                         8.42                         5.72
         85                     11.60                         8.58                         5.73


              OPTION 2V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
                       JOINT & 100% SURVIVOR LIFE ANNUITY


     AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.83           3.95          4.05          4.14          4.21          4.26          4.29
      60             3.95           4.11          4.27          4.42          4.53          4.62          4.68
      65             4.05           4.27          4.50          4.73          4.92          5.08          5.19
      70             4.14           4.42          4.73          5.05          5.37          5.64          5.85
      75             4.21           4.53          4.92          5.37          5.84          6.29          6.67
      80             4.26           4.62          5.08          5.64          6.29          6.97          7.62
      85             4.29           4.68          5.19          5.85          6.67          7.62          8.61




              OPTION 3V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/120 PAYMENTS GUARANTEED)


    AGE OF
   ANNUITANT                                              AGE OF ANNUITANT
   ---------                                              ----------------
                      55             60            65            70            75            80            85
      55             3.83           3.95          4.05          4.14          4.20          4.25          4.27
      60             3.95           4.11          4.27          4.41          4.52          4.60          4.65
      65             4.05           4.27          4.50          4.72          4.91          5.05          5.14
      70             4.14           4.41          4.72          5.03          5.33          5.58          5.75
      75             4.20           4.52          4.91          5.33          5.77          6.16          6.45
      80             4.25           4.60          5.05          5.58          6.16          6.72          7.17
      85             4.27           4.65          5.14          5.75          6.45          7.17          7.80



              OPTION 3V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
   (MONTHLY INSTALLMENTS FOR AGES NOT SHOWN WILL BE FURNISHED UPON REQUEST.)
         JOINT & 100% SURVIVOR LIFE ANNUITY (W/240 PAYMENTS GUARANTEED)


      AGE OF
    ANNUITANT                                                 AGE OF ANNUITANT
    ---------                                                 ----------------
                          55              60               65            70           75          80            85
        55               3.82            3.94             4.03          4.11         4.15         4.18         4.19
        60               3.94            4.09             4.24          4.35         4.43         4.47         4.49
        65               4.03            4.24             4.44          4.61         4.73         4.80         4.83
        70               4.11            4.35             4.61          4.84         5.02         5.12         5.17
        75               4.15            4.43             4.73          5.02         5.25         5.38         5.45
        80               4.18            4.47             4.80          5.12         5.38         5.55         5.62
        85               4.19            4.49             4.83          5.17         5.45         5.62         5.70


              OPTION 5V - TABLE OF MONTHLY INSTALLMENTS PER $1,000.
                         PAYMENTS FOR A SPECIFIED PERIOD


    NUMBER           MONTHLY        NUMBER        MONTHLY       NUMBER        MONTHLY       NUMBER        MONTHLY
   OF YEARS          PAYMENT       OF YEARS       PAYMENT      OF YEARS       PAYMENT      OF YEARS       PAYMENT
   --------          -------       --------       -------      --------       -------      --------       -------
                                      10            9.83          17           6.47           24           5.09
                                      11            9.09          18           6.20           25           4.96
       5              18.12           12            8.46          19           5.97           26           4.84
       6              15.35           13            7.94          20           5.75           27           4.73
       7              13.38           14            7.49          21           5.56           28           4.63
       8              11.90           15            7.10          22           5.39           29           4.53
       9              10.75           16            6.76          23           5.24           30           4.45


All other terms and conditions of the Contract remain unchanged.


ANCHOR NATIONAL LIFE INSURANCE COMPANY


   /s/ CHRISTINE A. NIXON                    /s/ JAY S. WINTROB
-----------------------------             -------------------------
     Christine A. Nixon                        Jay S. Wintrob
        Secretary                                 President